       1                                               Exhibit 24





                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to an issue or issues, as the case may be, of the Company's warrants, notes or other evidences of indebtedness in an aggregate principal amount not to exceed $3,000,000,000; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD M. DWYER, G. DANIEL McCARTHY and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described warrants, notes or other evidences of indebtedness, and thereafter to execute and file any amended registration statement or statements with respect thereto and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of June, 1995.



                                   John P. Clancey
                                   Director

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to an issue or issues, as the case may be, of the Company's warrants, notes or other evidences of indebtedness in an aggregate principal amount not to exceed $3,000,000,000; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD M. DWYER, G. DANIEL McCARTHY and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described warrants, notes or other evidences of indebtedness, and thereafter to execute and file any amended registration statement or statements with respect thereto and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of June, 1995.



                                   James P. Kelly
                                   Director

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to an issue or issues, as the case may be, of the Company's warrants, notes or other evidences of indebtedness in an aggregate principal amount not to exceed $3,000,000,000; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD M. DWYER, G. DANIEL McCARTHY and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described warrants, notes or other evidences of indebtedness, and thereafter to execute and file any amended registration statement or statements with respect thereto and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of June, 1995.



                                   William B. Marx, Jr.
                                   Director

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to an issue or issues, as the case may be, of the Company's warrants, notes or other evidences of indebtedness in an aggregate principal amount not to exceed $3,000,000,000; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD M. DWYER, G. DANIEL McCARTHY and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described warrants, notes or other evidences of indebtedness, and thereafter to execute and file any amended registration statement or statements with respect thereto and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of June, 1995.



                              Richard A. McGinn
                              Director

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to an issue or issues, as the case may be, of the Company's warrants, notes or other evidences of indebtedness in an aggregate principal amount not to exceed $3,000,000,000; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD M. DWYER, G. DANIEL McCARTHY and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described warrants, notes or other evidences of indebtedness, and thereafter to execute and file any amended registration statement or statements with respect thereto and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of June, 1995.



                              Joseph J. Melone
                              Director

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to an issue or issues, as the case may be, of the Company's warrants, notes or other evidences of indebtedness in an aggregate principal amount not to exceed $3,000,000,000; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD M. DWYER, G. DANIEL McCARTHY and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described warrants, notes or other evidences of indebtedness, and thereafter to execute and file any amended registration statement or statements with respect thereto and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of June, 1995.



                              Richard W. Miller
                              Director

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to an issue or issues, as the case may be, of the Company's warrants, notes or other evidences of indebtedness in an aggregate principal amount not to exceed $3,000,000,000; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD M. DWYER, G. DANIEL McCARTHY and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described warrants, notes or other evidences of indebtedness, and thereafter to execute and file any amended registration statement or statements with respect thereto and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of June, 1995.




                              S. Lawrence Prendergast
                              Director

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to an issue or issues, as the case may be, of the Company's warrants, notes or other evidences of indebtedness in an aggregate principal amount not to exceed $3,000,000,000; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under her name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD M. DWYER, G. DANIEL McCARTHY and THOMAS C. WAJNERT, and each of them, as attorneys for her and in her name, place and stead, and in each of her offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described warrants, notes or other evidences of indebtedness, and thereafter to execute and file any amended registration statement or statements with respect thereto and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of June, 1995.




                              Marilyn J. Wasser
                              Director

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to an issue or issues, as the case may be, of the Company's warrants, notes or other evidences of indebtedness in an aggregate principal amount not to exceed $3,000,000,000; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD M. DWYER, G. DANIEL McCARTHY and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described warrants, notes or other evidences of indebtedness, and thereafter to execute and file any amended registration statement or statements with respect thereto and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of June, 1995.




                              Brooks Walker, Jr.
                              Director

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to an issue or issues, as the case may be, of the Company's warrants, notes or other evidences of indebtedness in an aggregate principal amount not to exceed $3,000,000,000; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD M. DWYER, G. DANIEL McCARTHY and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described warrants, notes or other evidences of indebtedness, and thereafter to execute and file any amended registration statement or statements with respect thereto and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of June, 1995.




                              Thomas C. Wajnert
                              Director, Chairman of the Board
                                and Chief Executive Officer

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to an issue or issues, as the case may be, of the Company's warrants, notes or other evidences of indebtedness in an aggregate principal amount not to exceed $3,000,000,000; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD M. DWYER, G. DANIEL McCARTHY and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described warrants, notes or other evidences of indebtedness, and thereafter to execute and file any amended registration statement or statements with respect thereto and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of June, 1995.




                              Edward M. Dwyer
                              Treasurer

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to an issue or issues, as the case may be, of the Company's warrants, notes or other evidences of indebtedness in an aggregate principal amount not to exceed $3,000,000,000; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD M. DWYER, G. DANIEL McCARTHY and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described warrants, notes or other evidences of indebtedness, and thereafter to execute and file any amended registration statement or statements with respect thereto and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of June, 1995.




                              R. Oliu, Jr.
                              Vice President and Controller